CONSENT OF ARTHUR ANDERSEN LLP (PRINCETON, NEW JERSEY)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated October 31, 2001 included in Bio-Imaging Technologies, Inc.'s Form 10-KSB for the year ended September 30, 2001 and to all references to our firm included in this registration statement.




                                        /s/ ARTHUR ANDERSEN LLP


Princeton, New Jersey
March 29, 2002